SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




          Date of Report (Date of earliest event reported) May 14, 2004
                                                           ------------


                                DIRECTVIEW, INC.
                                -----------------
             (Exact name of registrant as specified in its charter)



           Nevada                       1-1115                   04-3053538
           ------                       ------                   ----------
(State of other jurisdiction    (Commission File Number)       (IRS Employer
      or incorporation)                                      Identification No.)



           700 West Camino Real, Suite 200, Boca Raton, Florida 33433
           ----------------------------------------------------------
          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (561) 750-9777
                                                           --------------



          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On May 19, 2004, the Company reported operating results for the quarter ended March 31, 2004.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (c) Exhibits

                  99.1 Press release dated May 19, 2004

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        DIRECTVIEW, INC.


                                        By: /s/ Michael Perry
                                            -----------------
                                            Michael Perry
                                            Chief Executive officer

Date:  May 19, 2004





                                       3